EXHIBIT 10.8

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is entered into as of the 19th day of September, 2008, by and among Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Subordinated Lender”), and LV Administrative Services, Inc., a Delaware corporation, as agent (in such capacity, “Agent”) for itself and the Purchasers from time to time party to the Note Purchase Agreements referred to below (together with their affiliates, endorsees, transferees and assigns, each, a “Lender” and, together with the Agent, the “Senior Lenders”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Note Purchase Agreements referred to below.

BACKGROUND

WHEREAS, it is a condition to each Lender’s agreement to continue to make investments in Biovest International, Inc., a Delaware corporation (the “Company”) pursuant to, and in accordance with, (i) that certain Note and Warrant Purchase Agreement dated as of March 31, 2006 (as amended, supplemented, restated or modified from time to time, the “March 2006 Laurus Purchase Agreement”) by and between Laurus Master Fund, Ltd. (“Laurus”) and the Company, (ii) the Related Agreements referred to in the March 2006 Laurus Purchase Agreement, (iii) that certain Note Purchase Agreement dated as of October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “October 2007 Valens US Purchase Agreement”) by and between Valens U.S. SPV I, LLC (“Valens US”) and the Company, (iv) the Related Agreements referred to in the October 2007 Valens US Purchase Agreement, (v) that certain Note Purchase Agreement dated as of October 30, 2007 (as amended, supplemented, restated or modified from time to time, the “October 2007 Valens Offshore Purchase Agreement”) by and between Valens Offshore SPV II, Corp. (“Valens Offshore II”) and the Company, (vi) the Related Agreements referred to in the October 2007 Valens Offshore Purchase Agreement, (vii) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens US Purchase Agreement”) by and between Valens US and the Company, (viii) the Related Agreements referred to in the December 2007 Valens US Purchase Agreement, (ix) that certain Note Purchase Agreement dated as of December 10, 2007 (as amended, supplemented, restated or modified from time to time, the “December 2007 Valens Offshore Purchase Agreement”; and together with the March 2006 Laurus Purchase Agreement, the October 2007 Valens US Purchase Agreement, the October 2007 Valens Offshore Purchase Agreement, the December 2007 Valens US Purchase Agreement and all other securities purchase and/or note purchase agreements entered into by Company in favor of one or more Senior Lenders, collectively, the “Note Purchase Agreements”) by and between Valens Offshore II and the Company, and (x) the Related Agreements referred to in the December 2007 Valens Offshore Purchase Agreement, that the Subordinated Lender enter into this Agreement. Please be advised that certain or all of the Note Purchase Agreements and Related Agreements have been assigned by Laurus, Valens US and/or Valens Offshore II to various subsidiaries and/or affiliates of Laurus, Valens US and/or Valens Offshore II.

WHEREAS, the Subordinated Lender has made or will make loans to the Company.

NOW, THEREFORE, the Subordinated Lender and the Senior Lenders and the Agent on behalf of Senior Lenders hereby agree as follows:

TERMS

1. All obligations of the Company and/or any of its Subsidiaries to any Senior Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Senior Liabilities”. Any and all loans made by the Subordinated Lender to the Company and/or any of its Subsidiaries, together with all other obligations (whether monetary or otherwise) of the Company and/or any of its Subsidiaries to the Subordinated Lender (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as “Junior Liabilities”. It is expressly understood and agreed that the term “Senior Liabilities”, as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of any Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be.

2. Except as expressly otherwise provided in this Agreement or as the Agent on its own behalf and on behalf of the Lenders may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability until such time as the Senior Liabilities have been indefeasibly paid in full.

3. The Subordinated Lender hereby subordinates all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its Subsidiaries (the “Subordinated Lender Liens”), to the security interests granted by the Company and/or any of its Subsidiaries to each Senior Lender in respect of the Senior Liabilities. No Senior Lender shall owe any duty to the Subordinated Lender as a result of or in connection with any Subordinated Lender Liens, including, without limitation, any marshalling of assets or protection of the rights or interests of the Subordinated Lender. The Agent, on its own behalf and on behalf of the Lenders, shall have the exclusive right to manage, perform and enforce the underlying terms of the Note Purchase Agreements, the Related Agreements and each other document, instrument and agreement executed from time to time in connection therewith (collectively, the “Security Agreements”) relating to the assets of the Company and its Subsidiaries and to exercise and enforce its rights according to its discretion. The Subordinated Lender waives all rights to affect the method or challenge the appropriateness of any action taken by any Senior Lenders in connection with any Senior Lender’s enforcement of its rights under the Security Agreements. Only the Agent, on its own behalf and on behalf of the Lenders, shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of the Company or any of its Subsidiaries. As between each Senior Lender and the Subordinated Lender, the terms of this Agreement shall govern even if all or part of any Senior Lender’s liens are avoided, disallowed, set aside or otherwise invalidated.

4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be irrevocably paid in full before the Subordinated Lender shall be entitled to receive and to retain any payment, distribution, other rights or benefits in respect of any Junior Liability. In order to enable each Senior Lender to enforce its rights hereunder in any such action or proceeding, each Senior Lender is hereby irrevocably authorized and empowered in its discretion as attorney in fact for the Subordinated Lender to make and present for and on behalf of the Subordinated Lender such proofs of claims against the Company and/or its Subsidiaries as the Agent may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any the Senior Liabilities. In the event, prior to indefeasible payment in full of the Senior Liabilities, the Subordinated Lender shall receive any payment in respect of the Junior Liabilities and/or in connection with the enforcement of the Subordinated Lender’s rights and remedies against the Company and/or any of its Subsidiaries, whether arising in connection with the Junior Liabilities or otherwise, then the Subordinated Lender shall forthwith deliver, or cause to be delivered, the same to the Agent in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered the same shall be held in trust by the Subordinated Lender as the property of the Senior Lender.

5. The Subordinated Lender will mark its/his books and records so as to clearly indicate that its/his respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. The Subordinated Lender will execute such further documents or instruments and take such further action as the Agent may reasonably request from time to time to carry out the intent of this Agreement.

6. The Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

7. The Subordinated Lender will not, without the prior written consent of the Agent: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries.

8. The Agent, on its own behalf and on behalf of the Lenders, may, from time to time, at its sole discretion and without notice to the Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

9. The Agent, on its own behalf and on behalf of the Lenders, may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were a Senior Lender, as applicable; provided, however, that, unless the Agent on its own behalf and on behalf of the Lenders, shall otherwise consent in writing, the Senior Lenders shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lenders, as to those of the Senior Liabilities which the Senior Lenders have not assigned or transferred.

10. The Senior Lenders shall not be prejudiced in their rights under this Agreement by any act or failure to act of the Subordinated Lender, or any noncompliance of the Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which any Senior Lender may have or with which any Senior Lender may be charged; and no action of any Senior Lender permitted under this Agreement shall in any way affect or impair the rights of any other Senior Lender and the obligations of the Subordinated Lender under this Agreement.

11. No delay on the part of any Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lenders of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon any Senior Lender except as expressly set forth in a writing duly signed and delivered by the Agent on it own behalf and on behalf of the Senior Lenders. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of the Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Lender under this Agreement.

12. This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against the Company and/or any of its Subsidiaries under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to the Company and/or Subsidiary shall be deemed to apply to the Company and such Subsidiary as debtor-in-possession and to a trustee for the Company and/or such Subsidiary. If the Company or any of its Subsidiaries shall become subject to a proceeding under the Code, and if the Senior Lenders shall desire to permit the use of cash collateral or to permit or provide post-Petition financing from any Senior Lender (or an affiliate or a third party satisfactory to the Senior Lenders) to the Company or any such Subsidiary under the Code, the Subordinated Lender agrees as follows: (1) adequate notice to the Subordinated Lender shall be deemed to have been provided for such consent or post-Petition financing if the Subordinated Lender receives notice thereof three (3) business days (or such shorter notice as is given to the Senior Lenders) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same; and (2) no objection will be raised by the Subordinated Lender to any such use of cash collateral or such post-Petition financing from any Senior Lender (or an affiliate of the Senior Lender).

13. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the successors and assigns of the Subordinated Lender. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed to constitute one agreement. It is understood and agreed that if facsimile copies of this Agreement bearing facsimile signatures are exchanged between the parties hereto, such copies shall in all respects have the same weight, force and legal effect and shall be fully as valid, binding, and enforceable as if such signed facsimile copies were original documents bearing original signature.

14. So long as any of the Senior Liabilities shall remain outstanding, no Subordinated Lender shall permit any of the documents, instruments and/or agreements entered into in connection with the Junior Liabilities to be amended, modified or otherwise supplemented without the prior written consent of the Agent.

15. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. ANY ACTION BROUGHT CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT THE SENIOR LENDER MAY CHOOSE TO WAIVE THIS PROVISION AND BRING AN ACTION OUTSIDE THE STATE OF NEW YORK. The individuals executing this Agreement on behalf of the Subordinated Lender agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been made and delivered this 19th day of September, 2008.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:
Name:	Francis E. O’Donnell, Jr., M.D.
Title:	Chairman & CEO

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED

By:	Laurus Capital Management, LLC, its
investment manager

By:
Name:
Title:

LV ADMINISTRATIVE SERVICES, INC.,
individually and as Agent

By:
Name:
Title:

Acknowledged and Agreed to by:

BIOVEST INTERNATIONAL, INC.

By:
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

8